EXHIBIT 99.1

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER



         I, Jack L. Messman, Chief Executive Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended January 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                                 * * *

CHIEF EXECUTIVE OFFICER

/s/ Jack L. Messman
--------------------------------
Jack L. Messman

Date: March 17, 2003


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                                                                    EXHIBIT 99.2


            SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER



         I, Joseph S. Tibbetts, Jr., Chief Financial Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended January 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                                 * * *

CHIEF FINANCIAL OFFICER

/s/ Joseph S. Tibbetts, Jr.
--------------------------------
Joseph S. Tibbetts, Jr.

Date: March 17, 2003